UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2025

WINVEST ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40796	86-2451181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Cambridgepark Drive, Suite 301

Cambridge, Massachusetts

02140

(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 658-3094

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one redeemable Warrant, and one right	WINVU	OTC Markets Group Inc.
Common Stock, par value $0.0001 per share	WINV	OTC Markets Group Inc.
Warrants to acquire 1/2 of a share of Common Stock	WINVW	OTC Markets Group Inc.
Rights to acquire one-fifteenth of one share of Common Stock	WINVR	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Promissory Note

As disclosed in the definitive proxy statement filed by WinVest Acquisition Corp. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on June 2, 2025 (the “Proxy Statement”), relating to a special meeting of stockholders (the “Extension Meeting”), WinVest SPAC LLC, the Company’s sponsor (the “Sponsor”), agreed that if the Extension Amendment Proposal (as defined below) was approved at the Extension Meeting, it or one or more of its affiliates, members or third-party designees would lend to the Company up to $90,000 to be deposited into the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”).

On June 16, 2025, the stockholders of the Company approved the Extension Amendment Proposal at the Extension Meeting. Accordingly, on June 16, 2025, the Company issued an unsecured promissory note in the principal amount of $90,000 (the “Note”) to the Sponsor, pursuant to which the Sponsor agreed to loan to the Company up to $90,000 in connection with the extension of the date (the “Termination Date”) by which the Company must consummate an initial business combination (“Business Combination”). The Note does not bear interest and matures upon the earlier of (a) the closing of a Business Combination and (b) the Company’s liquidation. In the event that the Company does not consummate a Business Combination, the Note will be repaid only from amounts remaining outside of the Trust Account, if any.

The Company has caused $30,000 to be deposited into the Trust Account in connection with the first drawdown under the Note pursuant to the extension of the Termination Date to July 17, 2025 (the “Charter Extension Date”), and will cause an additional $30,000 to be deposited into the Trust Account for each subsequent Extension (as defined below) that is needed by the Company to complete a Business Combination. Such amounts will be distributed either to: (i) all of the holders of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), issued as part of the units sold in the IPO (the “Public Shares”) upon the Company’s liquidation or (ii) holders of Public Shares who elect to have their shares redeemed in connection with the consummation of a Business Combination.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Trust Agreement Extension Amendment

 At the Extension Meeting, the Company’s stockholders approved a proposal (the “Trust Amendment Proposal”) to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated as of September 14, 2021, by and between the Company and Continental Stock Transfer and Trust Company (“Continental”), to extend the date on which Continental must liquidate the Trust Account (the “Liquidation Date”) from June 17, 2025 to July 17, 2025, and to allow the Company, without another stockholder vote, to further extend the Liquidation Date up to two times, for up to an additional one month each time, from July 17, 2025 to September 17, 2025, by causing $30,000 to be deposited into the Trust Account for each such extension (the “Trust Agreement Extension Amendment”). On June 16, 2025, the Company and Continental entered into the Trust Agreement Extension Amendment.

The foregoing description of the Trust Agreement Extension Amendment is a summary only and is qualified in its entirety by reference to the full text of the Trust Agreement Extension Amendment, a copy of which is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Trust Agreement Disbursement Amendment

On June 17, 2025, the Company and Continental entered into an amendment to the Trust Agreement (the “Trust Agreement Disbursal Amendment”) to provide that in the event of the Company’s dissolution, up to $100,000 of interest income earned on the Trust Account may be used to cover the Company’s liquidation and dissolution expenses, consistent with the Company’s historic disclosure on the terms of the Trust Agreement.

The foregoing description of the Trust Agreement Disbursement Amendment is a summary only and is qualified in its entirety by reference to the full text of the Trust Agreement Disbursement Amendment, a copy of which is attached as Exhibit 10.3 hereto and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Extension Meeting, the Company’s stockholders approved an amendment to the Company’s amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation,” and such amendment, the “Extension Amendment”), to extend the Termination Date from June 17, 2025 (the “Current Termination Date”) to the Charter Extension Date, and to allow the Company, without another stockholder vote, to elect to extend the Termination Date on a monthly basis for up to two times by an additional one month (or such shorter period as may be requested by the Sponsor) each time (each, an “Extension”) after the Charter Extension Date, by resolution of the Company’s board of directors, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until September 17, 2025, or a total of up to three months after the Current Termination Date, unless the closing of the Company’s Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). Following stockholder approval of the Extension Amendment Proposal at the Extension Meeting, on June 17, 2025, the Company filed the Extension Amendment with the Delaware Secretary of State.

The foregoing description of the Extension Amendment is a summary only and is qualified in its entirety by reference to the full text of the Extension Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 16, 2025, the Company held the Extension Meeting to approve (i) the Extension Amendment Proposal, (ii) the Trust Amendment Proposal, and (iii) a proposal to adjourn the Extension Meeting, if necessary, in the event there were insufficient shares of Common Stock represented to constitute a quorum at the Extension Meeting or approve the Extension Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”), each as more fully described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on June 2, 2025.

Holders of 2,847,267 shares of Common Stock held of record as of May 30, 2025, the record date for the Extension Meeting, were present in person or by proxy, representing approximately 90.9% of the voting power of the shares of Common Stock issued and outstanding as of the record date for the Extension Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain
2,847,267	0	0

The Trust Amendment Proposal

For	Against	Abstain
2,847,267	0	0

The Adjournment Proposal

For	Against	Abstain
2,847,267	0	0

In connection with the vote to approve the Extension Amendment, the holders of 527 Public Shares properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $12.92 per share, for an aggregate redemption amount of approximately $6,808. Following such redemptions, approximately $3,336,054 was left in trust and 258,251 Public Shares remained outstanding.

Item 7.01. Regulation FD Disclosure.

On June 18, 2025, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein, announcing the approval by stockholders of the Extension Amendment Proposal and the Trust Amendment Proposal, the issuance of the Note and the extension of the Termination Date.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Extension Amendment to Amended and Restated Certificate of Incorporation
10.1	Promissory Note, dated June 16, 2025, by and between the Company and the Sponsor
10.2	Amendment No. 5 to Investment Management Trust Agreement, dated September 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee
10.3	Amendment No. 6 to Investment Management Trust Agreement, dated September 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee
99.1	Press Release, issued June 18, 2025 (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2025

WINVEST ACQUISITION CORP.

By:	/s/ Manish Jhunjhunwala
Name:	Manish Jhunjhunwala
Title:	Chief Executive Officer and Chief Financial Officer